Allianz Life Insurance Company of New York

Stewart Gregg
Senior Securities Counsel
Corporate Legal
5701 Golden Hills Drive
Minneapolis, MN  55416-1297

Telephone:  763-765-2913
stewart.gregg@allianzlife.com
www.allianzlife.com

VIA EDGAR

April 21, 2015

Securities and Exchange Commission
Insured Investments Office
100 F Street, NE
Washington, DC    20549-4644

Re:           Allianz Life of NY Variable Account C
Registration Statement Nos. 333-171428 and 811-05716

Dear Sir/Madam:

Accompanying this letter for filing pursuant to Rule 497(c) under the Securities Act of 1933, is the definitive version of the Prospectus supplement, contained in the most recent post-effective amendment filed on April 13, 2015, for the above referenced Registrant. The Prospectus and Statement of Additional Information, dated April 27, 2015, does not differ from that contained in the same post-effective amendment, filed on April 13, 2015.

Please contact me with any questions or comments you may have concerning the enclosed. I can be reached at the address listed above or at (763) 765-2913.

Sincerely,

Allianz Life Insurance Company of New York

By: /s/           Stewart D. Gregg
Stewart D. Gregg

SUPPLEMENT DATED APRIL 27, 2015

to the

Allianz VisionSM New York Variable Annuity Prospectus dated April 27, 2015 for contracts issued on or prior to April 26, 2013

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY® Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective July 1, 2015 for Allianz VisionSM New York Contracts issued on or prior to April 26, 2013 with the Income Protector rider, the following replaces information on the rider charge in the Fee Tables and Appendix K - Previous Versions of Income Protector and Investment Protector.

We are increasing the rider charge by 0.20% for the following versions of Income Protector that we no longer offer. The benefit version identifier (for example, (08.09)) is located in your rider.

Benefit Version	Current Rider Charge	New Rider Charge as of the first Quarterly Anniversary that occurs on or after July 1, 2015
Income Protector (08.09) available on Contract Version A from July 22, 2009 through April 30, 2010	1.35% for single and 1.50% for joint Lifetime Plus Payments	Increased to 1.55% for single and 1.70% for joint Lifetime Plus Payments
Income Protector (05.10) available on Contract Version A from May 3, 2010 through April 29, 2011		.
Income Protector (05.11) available on Contract Version A and B from May 2, 2011 through January 20, 2012
Income Protector (01.12) available on Contract Version A and B from January 23, 2012 through April 27, 2012	1.40% for both single and joint Lifetime Plus Payments	Increased to 1.60% for both single and joint Lifetime Plus Payments
Income Protector (05.12) available on Contract Version A issued on or after April 1, 2009, and Contract Version B from April 30, 2012 through July 20, 2012

PRO-008-0415

(VNY-146)